Exhibit 99.1

CONFIDENTIAL DRAFT 7/11/2010

Financial Contact:
Chris Sammons, 225-932-2546
chris.sammons@shawgrp.com

Media Contact:
Gentry Brann, 225-987-7372
gentry.brann@shawgrp.com
Shaw Reports Third Quarter Fiscal Year 2010 Financial Results
BATON ROUGE, La., July 12, 2010 — The Shaw Group Inc. (NYSE: SHAW) today announced financial results for the quarter ended May 31, 2010.
“Shaw experienced solid financial results this quarter with earnings largely driven by strong operating performance across nearly all segments of the company,” said J.M. Bernhard Jr., chairman, president and chief executive officer of Shaw. “Our overall results, led by our Environmental & Infrastructure Group, demonstrate consistency in what is still an unpredictable environment.
“We continue to make progress on our nuclear projects, with four units simultaneously under construction in China and additional AP1000™ units planned for the future. Our quarterly earnings also have begun to show an impact from the four nuclear units we currently are building in the United States,” said Mr. Bernhard. “And just this morning, we announced that Shaw has teamed with Toshiba and Exelon to pursue opportunities to provide a full complement of services to design, construct and operate new nuclear power plants in Saudi Arabia using Toshiba’s Advanced Boiling Water Reactor and Westinghouse AP1000 technologies. This agreement creates new opportunities for Shaw and further demonstrates our leadership position in the nuclear power industry.”
Quarterly Financial Summary:
Results Excluding the Westinghouse Segment:
Because of the impact on reported earnings from translating Shaw’s Japanese yen-denominated bonds, Shaw uses financial results excluding its Westinghouse segment to communicate financial performance to investors, as well as internally for setting budgets, determining forecasts, setting incentive compensation targets and reporting results to management and the board of directors.
Following are Shaw’s financial results excluding the Westinghouse segment:

	Three Months Ended May 31
	Excluding the Westinghouse Segment
	2010		2009
Net Income Attributable to Shaw	$49.3	million	$48.2	million
Net Income per Diluted Share	$0.57		$0.57
EBITDA	$97.3	million	$98.3	million
Revenues	$1.8	billion	$1.8	billion
Net Cash from Operating Activities	$51.5	million	$451.0	million
Total Cash	$1.6	billion	$1.3	billion
Backlog of Unfilled Orders	$20.3	billion	$22.9	billion

Results Including the Westinghouse Segment:
Shaw has a 20 percent equity interest in two companies, which together with their subsidiaries are referred to as the Westinghouse Group. Shaw financed this investment partially through limited recourse Japanese yen-denominated bonds and entered into a yen-denominated put option agreement with Toshiba, which provides Shaw the option to sell all or part of its equity interest to Toshiba. The Japanese yen-denominated bonds must be revalued at each quarter’s end to the current U.S. dollar exchange rate; however, the put option, which naturally hedges the foreign exchange movements of the Japanese yen-denominated bonds, is not revalued at current exchange rates for U.S. financial reporting purposes.
The following financial results include Shaw’s Westinghouse segment and a non-operating, non-cash foreign exchange translation gain of $34.1 million pre-tax, or $20.9 million after-tax, for the third quarter of fiscal year 2010. Translation gains and losses impacting the Westinghouse segment result solely from movement in exchange rates between the U.S. dollar and the Japanese yen.

	Three Months Ended May 31
	Including the Westinghouse Segment
	2010		2009
Net Income Attributable to Shaw	$68.4	million	$7.9	million
Net Income per Diluted Share	$0.79		$0.09
EBITDA	$141.9	million	$71.5	million
Revenues	$1.8	billion	$1.8	billion
Net Cash from Operating Activities	$34.1	million	$435.1	million
Total Cash	$1.6	billion	$1.3	billion
Backlog of Unfilled Orders	$20.3	billion	$22.9	billion

Fiscal Year 2010 Guidance:
Guidance for fiscal year 2010 is:
•	Revenue: approximately $7 billion
•	Diluted earnings per share, excluding Westinghouse: $2.10 — $2.20 per share
•	Operating cash flow: approximately $345 million, revised from second quarter fiscal year 2010
Conference Call:
A conference call to discuss the company’s financial results will be held today, Monday, July 12, at 9 a.m. Eastern time (8 a.m. Central time). A slide presentation will be posted on the Investor Relations page of Shaw’s website at www.shawgrp.com approximately one hour prior to the conference call.
Interested parties may dial 1-800-471-6718 to listen to the conference call live or access a live audio webcast on the Investor Relations page of Shaw’s website at www.shawgrp.com.
A replay of the conference call will be available by telephone, as well as on the company’s website, approximately one hour after the conclusion of the call. To listen to a replay of the conference call by telephone, dial 1-888-843-8996 and use pass code 27316169#.
Calculation of EBITDA:
The Shaw Group Inc. defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is an important financial measure used by Shaw to assess performance. Although it is calculated using components derived from our financial statements prepared under generally accepted accounting principles (GAAP), EBITDA itself is not a GAAP measure. A table reconciling EBITDA to its most directly comparable GAAP measure is included in the summarized financial information within this release. Calculations of EBITDA should not be viewed as a substitute for calculations under GAAP, including net cash provided by operations, operating income and net income attributable to Shaw. In addition, EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company.

Calculation of Total Cash:
The Shaw Group Inc. defines total cash as the sum of cash and cash equivalents, restricted and escrowed cash and cash equivalents, short-term investments and restricted short-term investments.
The Shaw Group Inc. (NYSE:SHAW) is a leading global provider of engineering, construction, technology, fabrication, remediation and support services for clients in the energy, chemicals, environmental, infrastructure and emergency response industries. A Fortune 500 company with fiscal year 2009 annual revenues of $7.3 billion, Shaw has approximately 28,000 employees around the world and is the power sector industry leader according to Engineering News-Record’s list of Top 500 Design Firms. For more information, please visit Shaw’s website at www.shawgrp.com.
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This press release may contain forward-looking statements that are not historical facts (including without limitation statements to the effect that the Company or its management “believes,” “expects,” “anticipates,” “plans” or other similar expressions). Statements related to revenues, earnings, backlog or other financial information or results are forward-looking statements based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. These forward looking statements, include, among others, statements we make regarding expected domestic and international new build nuclear construction and uprate projects, market potential for new build gas plant projects, market for potential increases in AQC projects, increasing demand for petrochemical services as well as our updated guidance as to our projected financial results for fiscal 2010. Actual results may differ materially from the forward looking statements which involve significant risks, uncertainties (some of which are beyond our control) and assumptions and are subject to change based upon various factors. Some of those risks include, but are not limited to: changes in our client’s financial conditions including their capital spending, the Company’s ability to obtain new contracts and perform under those contracts, client cancellations of a contract or changes in scope, deterioration of global economic conditions, changes in the regulatory environment, and failure to achieve projected backlog. Should one or more of such risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. More information about some of the risks and uncertainties that could cause actual results to differ materially from such forward-looking statements can be found in the Company’s reports and registration statements filed with the Securities and Exchange Commission, including its Form 10-K filed on October 29, 2009, and on the Company’s website under the heading “Forward-Looking Statements.” These documents are also available from the Securities and Exchange Commission or from Shaw’s Investor Relations department. For more information on the Company and announcements it makes from time to time on a regional basis, visit our website at www.shawgrp.com.

THE SHAW GROUP INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2010 AND 2009
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	2010	2009	2010	2009
Revenues	$1,789,254	$1,848,442	$5,272,028	$5,416,392
Cost of revenues	1,637,569	1,685,457	4,820,466	4,962,956

Gross profit	151,685	162,985	451,562	453,436
Selling, general and administrative expenses	74,726	78,634	222,823	222,144

Operating income	76,959	84,351	228,739	231,292
Interest expense	(1,322)	(950)	(4,122)	(3,798)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(9,408)	(39,450)	(28,042)	(60,170)
Interest income	5,037	1,899	10,450	8,140
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	34,080	(33,224)	(28,872)	(163,485)
Other foreign currency transaction gains, net	1,469	1,300	3,613	1,953
Other income (expense), net	2,509	347	5,262	(2,399)

Income before income taxes and earnings (losses) from unconsolidated entities	109,324	14,273	187,028	11,533
Provision for income taxes	40,762	6,845	67,493	6,825

Income before earnings (losses) from unconsolidated entities	68,562	7,428	119,535	4,708
Income from 20% Investment in Westinghouse, net of income taxes	3,934	4,342	6,392	11,340

Earnings (losses) from unconsolidated entities, net of income taxes	(117)	509	521	841

Net income	$72,379	$12,279	$126,448	$16,889

Noncontrolling interests in income of consolidated subsidiaries, net of tax	4,016	4,381	14,844	12,573

Net income attributable to Shaw	$68,363	$7,898	$111,604	$4,316

Net income attributable to Shaw per common share:
Basic	$0.81	$0.09	$1.33	$0.05

Diluted	$0.79	$0.09	$1.30	$0.05

Weighted average shares outstanding:
Basic	84,280	83,295	83,872	83,218
Diluted	86,121	84,647	85,672	84,225

THE SHAW GROUP INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF MAY 31, 2010 AND AUGUST 31, 2009
(in thousands, except per share amounts)

	May 31, 2010	August 31, 2009
	(Unaudited)

ASSETS
Current assets
Cash and cash equivalents	$454,435	$1,029,138
Restricted and escrowed cash and cash equivalents	60,017	81,925
Short-term investments	839,850	342,219
Restricted short-term investments	277,751	80,000
Accounts receivable, net	856,603	815,862
Inventories	234,063	262,284
Costs and estimated earnings in excess of billings on uncompleted contracts, including claims	657,267	599,741
Deferred income taxes	292,465	270,851
Investment in Westinghouse	973,596	1,008,442
Prepaid expenses and other current assets	68,530	62,786

Total current assets	4,714,577	4,553,248
Investments in and advances to unconsolidated entities, joint ventures and limited partnerships	12,335	21,295
Property and equipment, net of accumulated depreciation of $278,819 and $250,796, respectively	469,811	385,606
Goodwill	498,428	501,305
Intangible assets	18,769	20,957
Deferred income taxes	13,420	—
Other assets	97,287	74,763

Total assets	$5,824,627	$5,557,174

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$843,246	$859,753
Accrued salaries, wages and benefits	124,574	175,750
Other accrued liabilities	225,109	187,020
Advanced billings and billings in excess of costs and estimated earnings on uncompleted contracts	1,444,222	1,308,325
Japanese yen-denominated bonds secured by Investment in Westinghouse	1,417,361	1,387,954
Interest rate swap contract on Japanese yen-denominated bonds	27,801	31,369
Short-term debt and current maturities of long-term debt	10,145	15,399

Total current liabilities	4,092,458	3,965,570
Long-term debt, less current maturities	1,064	7,627
Deferred income taxes	48,052	26,152
Other liabilities	97,891	109,835

Total liabilities	4,239,465	4,109,184

Shaw shareholders’ equity
Preferred Stock, no par value, 20,000,000 shares authorized; no shares issued and outstanding	—	—
Common Stock, no par value, 200,000,000 shares authorized; 90,198,885 and 89,316,057 shares issued, respectively; and 84,444,581 and 83,606,808 shares outstanding, respectively	1,265,348	1,237,727
Retained earnings	535,255	423,651
Accumulated other comprehensive loss	(142,644)	(121,966)
Treasury stock, 5,754,304 shares and 5,709,249 shares, respectively	(117,398)	(116,113)

Total Shaw shareholders’ equity	1,540,561	1,423,299
Noncontrolling interests	44,601	24,691

Total equity	1,585,162	1,447,990

Total liabilities and equity	$5,824,627	$5,557,174

THE SHAW GROUP INC. AND SUBSIDIARIES
FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2010 AND 2009
REVENUES BY GEOGRAPHY
(in millions)

	Three Months Ended				Nine Months Ended
	2010		2009		2010		2009
	(in millions)%		(in millions)%		(in millions)%		(in millions)%
United States	$1,460.1	82	$1,429.0	77	$4,178.9	79	$4,244.5	78
Asia/Pacific Rim	220.1	12	276.2	15	740.5	14	674.7	12
Middle East	79.9	4	74.0	4	242.9	5	303.5	6
Canada	2.5	—	15.6	1	9.7	—	27.9	1
Europe	15.7	1	35.5	2	52.6	1	102.5	2
South America and Mexico	5.1	—	11.9	1	11.7	—	43.5	1
Other	5.9	1	6.2	—	35.7	1	19.8	—

Total revenues	$1,789.3	100	$1,848.4	100	$5,272.0	100	$5,416.4	100

BACKLOG BY SEGMENT
(in millions)

	May 31, 2010%		August 31, 2009%

Fossil, Renewables & Nuclear	$11,742.3	58	$12,795.1	56
Maintenance	1,546.6	7	1,808.1	8
E&I	4,976.9	25	5,439.0	24
E&C	771.9	4	1,298.6	6
F&M	1,269.3	6	1,374.8	6

Total backlog	$20,307.0	100%	$22,715.6	100%

REVENUES AND GROSS PROFIT BY SEGMENT
FOR THE THREE AND NINE MONTHS ENDED MAY 31, 2010 AND 2009
(in millions, except percentages)

	Three Months Ended		Nine Months Ended
	2010	2009	2010	2009

Revenues
Fossil, Renewables & Nuclear	$574.1	$644.5	$1,705.3	$1,873.1
Maintenance	252.9	232.5	723.5	739.3
E&I	568.0	451.8	1,584.5	1,303.1
E&C	266.7	339.0	893.2	992.0
F&M	127.6	179.4	365.4	505.3
Corporate	—	1.2	0.1	3.6

Total revenues	$1,789.3	$1,848.4	$5,272.0	$5,416.4

Gross profit
Fossil, Renewables & Nuclear	$42.0	$34.1	$93.7	$54.7
Maintenance	13.4	5.9	42.0	16.1
E&I	55.7	36.5	148.5	111.3
E&C	21.6	40.9	102.8	154.0
F&M	18.4	44.3	63.1	113.7
Corporate	0.6	1.3	1.5	3.6

Total gross profit	$151.7	$163.0	$451.6	$453.4

Gross profit percentage
Fossil, Renewables & Nuclear	7.3%	5.3%	5.5%	2.9%
Maintenance	5.3	2.5	5.8	2.2
E&I	9.8	8.1	9.4	8.5
E&C	8.1	12.1	11.5	15.5
F&M	14.4	24.7	17.3	22.5
Corporate	NM	NM	NM	NM

Total gross profit percentage	8.5%	8.8%	8.6%	8.4%

NM — Not Meaningful

The Shaw Group Inc. believes it is important that we discuss our operating results excluding the Investment in Westinghouse segment. We acquired a 20 percent interest in Westinghouse in October 2006. We have classified the Investment in Westinghouse as a separate operating segment. The majority of the activity related to this segment will be recorded below the operating income line. During the quarter, we have recorded interest expense, as well as other significant non-cash charges related to the investment. We believe that presenting our financial results excluding the Investment in Westinghouse segment is important to investors and management to demonstrate the profitability of our other segments, as well as to point out certain non-cash charges related to this investment.
THE SHAW GROUP INC.
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE THREE MONTHS ENDED MAY 31, 2010
(in millions, except per share data)

	Q-3 FY 2010
	Quarter ended May 31, 2010
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$1,789.3	$—	$1,789.3
Cost of revenues	1,637.6	—	1,637.6

Gross profit	151.7	—	151.7

Selling, general and administrative expenses	74.7	—	74.7

Operating income (loss)	77.0	—	77.0

Interest expense	(1.3)	—	(1.3)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(9.4)	(9.4)	—
Interest income	5.0	—	5.0
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	34.1	34.1	—
Other foreign currency transaction gains (losses), net	1.5	—	1.5
Other income (expense), net	2.5	—	2.5

	32.4	24.7	7.7

Income (loss) before income taxes and earnings (losses) from unconsolidated entities	109.4	24.7	84.7
Provision (benefit) for income taxes	40.8	9.5	31.3

Income (loss) before earnings (losses) from unconsolidated entities	68.6	15.2	53.4

Income from 20% Investment in Westinghouse, net of income taxes	3.9	3.9	—
Earnings (losses) from unconsolidated entities, net of income taxes	(0.1)	—	(0.1)

Net income (loss)	72.4	19.1	53.3

Noncontrolling interests in income of consolidated subsidiaries, net of tax	(4.0)	—	(4.0)

Net income (loss) attributable to Shaw	$68.4	$19.1	$49.3

Net income (loss) attributable to Shaw per common share:
Basic	$0.81	$0.23	$0.58

Diluted	$0.79	$0.22	$0.57

Weighted average shares outstanding:
Basic	84.3	84.3	84.3
Diluted	86.1	86.1	86.1

THE SHAW GROUP INC.
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE THREE MONTHS ENDED MAY 31, 2009
(in millions, except per share data)

	Q-3 FY 2009
	Quarter ended May 31, 2009
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$1,848.4	—	$1,848.4
Cost of revenues	1,685.4	—	1,685.4

Gross profit	163.0	—	163.0

Selling, general and administrative expenses	78.6	—	78.6

Operating income (loss)	84.4	—	84.4

Interest expense	(0.9)	—	(0.9)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(39.5)	(39.5)	—
Interest income	1.9	—	1.9
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	(33.2)	(33.2)	—
Other foreign currency transaction gains (losses), net	1.3	—	1.3
Other income (expense), net	0.3	—	0.3

	(70.1)	(72.7)	2.6

Income (loss) before income taxes and earnings (losses) from unconsolidated entities	14.3	(72.7)	87.0
Provision (benefit) for income taxes	6.8	(28.1)	34.9

Income (loss) before earnings (losses) from unconsolidated entities	7.5	(44.6)	52.1

Income from 20% Investment in Westinghouse, net of income taxes	4.3	4.3	—
Earnings (losses) from unconsolidated entities, net of income taxes	0.5	—	0.5

Net income (loss)	12.3	(40.3)	52.6

Noncontrolling interests in income of consolidated subsidiaries, net of tax	(4.4)	—	(4.4)

Net income (loss) attributable to Shaw	$7.9	$(40.3)	$48.2

Net income (loss) attributable to Shaw per common share:
Basic	$0.09	$(0.49)	$0.58

Diluted	$0.09	$(0.48)	$0.57

Weighted average shares outstanding:
Basic	83.3	83.3	83.3
Diluted	84.6	84.6	84.6

REGULATION G DISCLOSURES
The Shaw Group Inc. defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is an important financial measure used by The Shaw Group Inc. to assess performance. Although it is calculated using components derived from our GAAP financial statements, EBITDA itself is not a GAAP measure. The following table reflects the company’s calculation of EBITDA. Calculations of EBITDA should not be viewed as a substitute for calculations under GAAP, including cash flow from operations, operating income and net income. In addition, EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company.
RECONCILIATION OF EBITDA CALCULATION FOR THE THREE MONTHS ENDED MAY 31, 2010

	Q-3 FY 2010
		Westinghouse	Excluding
(in millions)	Consolidated	Segment	Westinghouse

Net income (loss) attributable to Shaw	$68.4	$19.1	$49.3

Interest expense	10.7	9.4	1.3
Depreciation and amortization	15.6	—	15.6
Provision for income taxes	40.8	9.5	31.3
Income taxes on unconsolidated subs	6.4	6.6	(0.2)

EBITDA	$141.9	$44.6	$97.3

RECONCILIATION OF EBITDA CALCULATION FOR THE THREE MONTHS ENDED MAY 31, 2009

	Q-3 FY 2009
		Westinghouse	Excluding
(in millions)	Consolidated	Segment	Westinghouse

Net income (loss) attributable to Shaw	$7.9	$(40.3)	$48.2

Interest expense	40.4	39.5	0.9
Depreciation and amortization	14.0	—	14.0
Provision for income taxes	6.8	(28.1)	34.9
Income taxes on unconsolidated subs	2.4	2.1	0.3

EBITDA	$71.5	$(26.8)	$98.3